Harris D. Leinwand
Attorney for Debtors and Debtors in Possession
9 East 40th Street-12th Floor
New York, New York 10016
(212) 725-7338
Harris D. Leinwand, Esq.  (HL-4419)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
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In re                                         :
                                                                    Chapter 11
         Directrix, Inc.                      :

                                    Debtors.  : Case No.  02-12686 and 02-12687
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                    NOTICE OF SALE

         NOTICE IS HEREBY GIVEN pursuant to Bankruptcy Rules 2002 and 6004 that pursuant to order of the Bankruptcy Court dated October 2, 2002, a copy of which is enclosed herewith, there will be sold on Tuesday, October 29, 2002 at 10:00 A.M. at the Debtors' premises at 230 Pegasus Avenue, Northvale, New Jersey 07647 at public auction by Joseph Finn Co., Inc., auctioneer,188 Needham Street, Newton, MA 02464, tel. 617 964 1886, all of the Debtors' right, title and interest in and to the machinery and equipment generally described on Exhibit A, enclosed herewith,free and clear of all liens, claims, encumbrances, security interests and other charges, if any, which shall attach to the proceeds of the sale.
         The machinery and equipment may be inspected on Monday, October 28, 2002 between 9:00 A.M. and 5:00 P.M. You may visit to see detailed descriptions of the machinery and equipment and pictures of same and more detailed terms and conditions of the sale.
        There will be a 10% buyer's premium.
         Copies of the application, notice of presentment, exhibits leading to the October 2, 2002 order may be viewed at the Bankruptcy Court, One Bowling Green, New York, NY 10004, and at the website for the Bankruptcy Court, under docket entry 84.
         You may contact counsel for the Debtors or Joseph Finn Co., Inc. with any questions with regard to the sale.

Dated: New York, New York                   Harris D. Leinwand, Esq.(HL-4419)
         October 2, 2002                    Counsel to the Debtors
                                            9 East 40th Street-12th Floor
                                            New York, New York 10016
                                            212 725 7338

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                             Exhibit A

Directric will auction the following equipment:

        All equipment associated with providing network origination and playback including master control room quipment with custom built console, racks with monitors, switchers, automation controls for video files servers and tape back up systems, black alarm, switchers, encoders, video file servers, tape back-ups for servers, authorization computers and fiber optic output amplifiers, video file server tape ingest equipment, virtual recorders for signal turnaround monitoring, patch panels,distribution amplifiers, routers, logo insertion and digital video effects equipment, DigiCipher II encoder, SA PowerVu encoders, December video file server and draft letter to tape jukebox for DEC Server ingest.

        Edit room equipment including GrassValley edit system, miscellaneous edit boards, Chyron generator,monitors, tape machines, switchers, controllers and routers, voice over booth equipment, Sony CCD camera,

        Avid Post production equipment including racks of dub recorders, automation signal insertion equipment

        Miscellaneous office equipment (color copiers, fax machines, printers and desk top computers, office furniture including desks, workstations, file cabinets and chairs, conference table, pod speakerphone system, Norstar telephone system with patch panels, controller and integral voice mail system with over 100 handsets, pool table, DirecTV receivers, 2 plasma televisions, Gateway destination system, two video surveillance systems, speciality plotter printers).

         Tape library Storeel system

         Electric fork lift, engineering room equipment including oscilloscope, tools and spare parts and semi-operable equipment, spare equipment racks, cables, monitors decks, switchers, routers, speakers, amplifiers

Directrix will retain the following equipment:

        Encoding equipment including encoders, racks, monitors, switchers and routers.

        Closed captioning system including inserters, monitors, racks and switchers

        Video edit suite equipment including control panel, monitors, racks, switchers and associated equipment

        Optibase encoder

        Two racks of dubbing equipment

        Computer network equipment including network, web, primary domain controller VPN, DNS, FTP and backup servers, routers and switchers, firewalls, tape backups, desktop computers and equipment racks

        Office equipment including copiers, fax machines, printers, scanners, office furniture including conference table and butler, Mimeo white board system, chairs, desks, credenzas, workstations, file cabinets, speakerphone pod, televisions, Cisco routers

        Office supplies